EXHIBIT 10.3(b)

AMENDMENT NO. 4 TO

EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 4 to Exclusive License Agreement (this “Amendment”) is entered into as October 29, 2014, by and between Zafgen, Inc., a Delaware corporation (“Zafgen”), and Chong Kun Dang Pharmaceutical Corporation, a corporation organized under the laws of the Republic of Korea (“CKD”), and amends that certain Exclusive License Agreement, dated as of July 6, 2009, by and between Zafgen and CKD, as amended to date (the “Agreement”). Defined terms used but not otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement.

The Parties hereby agree as follows:

1.	The second sentence of Section 5.3 of the Agreement shall be amended and restated to read in its entirety as follows:

“Each Milestone Payment shall be payable by Zafgen to CKD within thirty (30) days after the achievement of the corresponding Milestone Event with respect to the first Licensed Product; provided, however, that the Milestone Payment associated with the first Milestone Event, ‘Filing of an IND and its acceptance by the FDA’ shall be paid upon the sooner to occur of (i) six (6) months after IND approval and (ii) October 30, 2011, as opposed to thirty (30) days after achievement of such Milestone Event; and provided further that the Milestone Payments associated with the second and third Milestone Events shall be payable by Zafgen to CKD within sixty (60) days after the achievement of the corresponding Milestone Events.”

2.	This Amendment shall be governed and construed in accordance with the laws of the Republic of Korea, without regard to its conflicts of law provisions.

3.	This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.	Except to the extent amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 4 to Exclusive License Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

CHONG KUN DANG PHARMACEUTICAL CORPORATION

By:
(Signature)

Name:
Title:

ZAFGEN, INC.

By:
(Signature)

Name:
Title: